UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 4, 2020

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street Green Bay Wisconsin 54301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 491-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ASB	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 6.125% Non-Cum Perp Pref Stock, Srs C	ASB PrC	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.375% Non-Cum Perp Pref Stock Srs D	ASB PrD	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum Perp Pref Stock Srs E	ASB PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On May 4, 2020, Associated Bank, N.A. (the “Bank”), a national banking association and subsidiary of Associated Banc-Corp, a Wisconsin corporation (“Associated Banc-Corp”), entered into a Membership Interest Purchase Agreement (the “MIPA”), by and between the Bank and USI Insurance Services LLC, a Delaware limited liability company (“Buyer”), pursuant to which the Bank will sell to the Buyer, and the Buyer will purchase from the Bank, 100% of the equity membership interest of Associated Financial Group, LLC, a Wisconsin limited liability company (d/b/a Associated Benefits and Risk Consulting) (“ABRC”).

On the terms and subject to the conditions set forth in the MIPA, at the closing of the transaction (the “Closing”), the Buyer shall pay the Bank an aggregate purchase price of $265.755 million subject to adjustment as set forth in the MIPA.

The MIPA contains customary representations and warranties from the Bank and the Buyer, and each party has agreed to customary covenants, including, among others, the Bank has agreed to covenants relating to the conduct of its business during the interim period between the execution of the MIPA and the Closing.  In addition, the Bank has agreed under the MIPA to indemnify and defend the Buyer against losses based upon or arising out of any untrue or incorrect Bank representations and warranties; any breach of covenant by the Bank; certain tax liabilities; certain equity compensation arrangements; any of the Bank’s pension or deferred compensation plans or programs; and other customary matters.  The Seller has agreed under the MIPA to indemnify and defend the Bank against losses based upon or arising out of any untrue or incorrect Buyer representations and warranties or any breach of covenant by the Buyer.

The consummation of the transaction is subject to customary conditions, including, among others, (1) no order or applicable preventing the consummation of the transaction, and no pending action by a governmental entity seeking to enjoin, restrain or otherwise prohibit the consummation of the transaction; and (2) the receipt of required antitrust clearances.  Each party’s obligation to complete the transaction is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the MIPA, and (iii) the delivery of certain deliverables pursuant to the MIPA.  Further, the Buyer’s obligations are subject there having been no event, change or circumstance that has had or would reasonably be expected to have a material adverse effect, as defined in the MIPA.

The MIPA provides certain termination rights for both the Bank and the Buyer, including, among others, mutual consent of the parties.

The information contained in this Current Report on Form 8-K and the information incorporated by reference herein should not be read alone, but should instead be read in conjunction with the other information regarding Associated Banc-Corp, the Bank, and ABRC, their affiliates or their businesses, the MIPA and the transaction that will be contained in, or incorporated by reference into, Associated Banc-Corp’s filings with the Securities and Exchange Commission (“SEC”).

Item 7.01 Regulation FD Disclosure.

Associated Banc-Corp provided supplemental information regarding the transaction in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 8.01.  Other Events.

Associated Banc-Corp also issued a press release announcing the entry of the MIPA.  A copy of the press release containing the announcement is attached hereto as Exhibit 99.2 to this Report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1Investor Presentation regarding the announced transaction between the Bank and Buyer, dated as of May 4, 2020.

99.2Press Release of Associated Banc-Corp, dated May 4, 2020.

Forward Looking Statements

Statements made in this Report, including those made within the exhibits to this Report, which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target," “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. These forward-looking statements include: management plans relating to the proposed divestiture of Associated Benefits and Risk Consulting; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory approvals; any statements of the plans and objectives of management for future operations, products or services; any statements of expectation or belief; projections related to certain financial results or other benefits of the proposed transaction; and any statements of assumptions underlying any of the foregoing. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in Associated Banc-Corp’s most recent Form 10-K and subsequent SEC filings, and such factors are incorporated herein by reference. Additional factors which may cause actual results of the proposed transaction to differ materially from those contained in forward-looking statements are the possibility that the proposed transaction may not be timely completed, if at all; that required regulatory approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; and reputational risks and the reaction of shareholders, customers, employees or other constituents to the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP

Dated: May 4, 2020	By:/s/ Randall J. Erickson
Randall J. Erickson Executive Vice President, General Counsel and Corporate Secretary